Form N-CSR Item 12(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in April 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: April 2017

Distribution Amount per Common Share: $0.0864

The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0085	9.8%	$0.0617	10.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0779	90.2%	$0.5431	89.8%
Total per common share	$0.0864	100.0%	$0.6048	100.0%

[1]	The Fund’s fiscal year is October 1, 2016 to September 30, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on March 31, 2017[1]	10.64%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2017[2]	7.35%
Cumulative total return at NAV for the fiscal year through March 31, 2017[3]	8.33%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2017[4]	3.67%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on March 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund

April 28, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in May 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: May 2017

Distribution Amount per Common Share: $0.0864

The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0097	11.2%	$0.0712	10.3%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0767	88.8%	$0.6200	89.7%
Total per common share	$0.0864	100.0%	$0.6912	100.0%

[1]	The Fund’s fiscal year is October 1, 2016 to September 30, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2017[1]	10.92%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2017[2]	7.32%
Cumulative total return at NAV for the fiscal year through April 30, 2017[3]	9.49%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2017[4]	4.27%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on April 30, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund

May 31, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in June 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: June 2017

Distribution Amount per Common Share: $0.0864

The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0082	9.5%	$0.0793	10.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0782	90.5%	$0.6983	89.8%
Total per common share	$0.0864	100.0%	$0.7776	100.0%

[1]	The Fund’s fiscal year is October 1, 2016 to September 30, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2017[1]	12.40%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2017[2]	7.30%
Cumulative total return at NAV for the fiscal year through May 31, 2017[3]	10.49%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2017[4]	4.86%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on May 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund

June 30, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in July 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the July distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: July 2017

Distribution Amount per Common Share: $0.0864

The following table sets forth an estimate of the sources of the Fund’s July distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0085	9.8%	$0.0881	10.2%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0779	90.2%	$0.7759	89.8%
Total per common share	$0.0864	100.0%	$0.8640	100.0%

[1]	The Fund’s fiscal year is October 1, 2016 to September 30, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on June 30, 2017[1]	11.87%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2017[2]	7.27%
Cumulative total return at NAV for the fiscal year through June 30, 2017[3]	11.66%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of June 30, 2017[4]	5.45%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on June 30, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to June 30, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to June 30, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund

July 31, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in August 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the August distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: August 2017

Distribution Amount per Common Share: $0.0864

The following table sets forth an estimate of the sources of the Fund’s August distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0084	9.7%	$0.0960	10.1%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0780	90.3%	$0.1311	13.8%
Return of Capital or Other Capital Source(s)	$0.0000	0.0%	$0.7233	76.1%
Total per common share	$0.0864	100.0%	$0.9504	100.0%

[1]	The Fund’s fiscal year is October 1, 2016 to September 30, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on July 31, 2017[1]	11.69%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2017[2]	7.25%
Cumulative total return at NAV for the fiscal year through July 31, 2017[3]	12.59%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of July 31, 2017[4]	6.04%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on July 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to July 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to July 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund

August 31, 2017

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) with important information concerning the distribution declared in September 2017. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the September distribution. It is not determinative of the tax character of the Fund’s distributions for the 2017 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: September 2017

Distribution Amount per Common Share: $0.0864

The following table sets forth an estimate of the sources of the Fund’s September distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Enhanced Equity Income Fund
Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0067	7.8%	$0.1026	9.9%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.1234	11.9%
Return of Capital or Other Capital Source(s)	$0.0797	92.2%	$0.8108	78.2%
Total per common share	$0.0864	100.0%	$1.0368	100.0%

[1]	The Fund’s fiscal year is October 1, 2016 to September 30, 2017

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on August 31, 2017[1]	11.36%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2017[2]	7.27%
Cumulative total return at NAV for the fiscal year through August 31, 2017[3]	12.99%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of August 31, 2017[4]	6.66%

[1]	Average annual total return at NAV represents the change in NAV of the Fund, with all distributions reinvested, for the 5-year period ended on August 31, 2017.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2017.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to August 31, 2017 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to August 31, 2017 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2017.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-866-328-6681. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2017 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Enhanced Equity Income Fund

September 29, 2017